Enterprise Financial Services Corp 2015 FOURTH QUARTER EARNINGS RELEASE

2 Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward- looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward- looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com. FORWARD-LOOKING STATEMENT

3 2015 OBJECTIVES – SUCCESSFULLY ACCOMPLISHED 2015 2014 GROW CORE EPS $1.66 $1.29 DRIVE QUALITY LOAN GROWTH $317 MM $297 MM ENHANCE CORE NET INTEREST INCOME $108 MM $98 MM DEFEND PORTFOLIO LOAN YIELDS 4.16% 4.25% MAINTAIN HIGH CREDIT QUALITY METRICS (NPLS) 0.33% 0.91% IMPROVE OPERATING LEVERAGE (EFFICIENCY RATIO) 58% 65%

4 PORTFOLIO LOAN TRENDS $2,434 $2,436 $2,543 $2,602 $2,751 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 In Millions

5 $1,264 $1,260 $1,329 $1,365 $1,484 12/31/2014 3/31/2015 6/30/2015 9/30/2015 12/31/2015 COMMERCIAL & INDUSTRIAL LOAN TRENDS In Millions

6 PORTFOLIO LOAN DETAILS 12/31/15 9/30/15 QTR CHANGE 12/31/14 YR CHANGE ENTERPRISE VALUE LENDING $ 350 $ 283 $ 67 $ 214 $ 136 C&I GENERAL 732 689 43 687 45 LIFE INSURANCE PREMIUM FINANCING 265 248 17 221 44 TAX CREDIT 137 145 (8) 142 (5) COMMERCIAL REAL ESTATE 932 902 30 885 47 RESIDENTIAL 197 189 8 185 12 OTHER 138 146 (8) 100 38 PORTFOLIO LOANS $ 2,751 $ 2,602 $ 149 $ 2,434 $ 317 In Millions Note: Certain prior period balances have been reclassified to reflect changes in internal organizational structure and certain Call Report reclassifications.

7 PORTFOLIO LOANS BY REGION $1,387 $1,341 $1,338 $1,100 $1,150 $1,200 $1,250 $1,300 $1,350 $1,400 $1,450 12/31/2015 9/30/2015 12/31/2014 St. Louis $535 $541 $522 0 200 400 600 800 1000 1200 1400 12/31/2015 9/30/2015 12/31/2014 $190 $164 $139 0 500 1000 1500 12/31/2015 9/30/2015 12/31/2014 Arizona In Millions Kansas City $639 $556 $435 $- $200 $400 $600 $800 $1,000 12/31/2015 9/30/2015 12/31/2014 Specialty Lending Note: Certain prior period balances have been adjusted to reflect changes in internal organizational structure.

8 DEPOSIT TRENDS $2,492 $2,675 $2,692 $2,814 $2,785 25.8% 25.5% 24.5% 24.6% 25.8% -30.0% -5.0% 20.0% Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Deposits DDA % 2015 Growth Rate = 12%

9 FULL YEAR EARNINGS PER SHARE TREND $1.29 $0.29 < $0.01> $0.03 $0.06 $1.66 2014 YTD Net Interest Income Portfolio Loan Loss Provision Non Interest Income Non Interest Expense 2015 YTD In Millions CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

10 FULL YEAR EARNINGS PER SHARE $22,387 $1.89 <$0.23> $1.66 EPS Non-Core Acquired Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation REPORTED VS. CORE EPS* 2015 YTD

11 POSITIVE MOMENTUM IN CORE* EARNINGS PER SHARE $0.33 $0.35 $0.38 $0.44 $0.49 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 48% Core EPS Growth from Q4 2014 to Q4 2015

12 EARNINGS PER SHARE TREND – FOURTH QUARTER $0.44 $0.05 $0.04 < $0.02> < $0.02> $0.49 Q3 '15 Net Interest Income Non Interest Income Non Interest Expense Income Tax Rate Q4 '15 In Millions CHANGES IN CORE EPS* Note: * A Non GAAP Measure, Refer to Appendix for Reconciliation

13 CORE NET INTEREST INCOME TRENDS* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $25.7 $25.6 $26.3 $27.1 $28.7 3.45% 3.46% 3.46% 3.41% 3.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 $28.0 $29.0 $30.0 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Core Net Interest Income* FTE Net Interest Margin*

14 CREDIT TRENDS FOR PORTFOLIO LOANS 10 bps 25 bps 11 bps 2 bps -10 bps Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Net Charge-offs (1) 2014 NCO = 7 bps (1) Portfolio loans only, excludes PCI (Purchased Credit Impaired) loans $2.0 $1.6 $2.2 $0.6 $0.5 $- $0.6 $1.2 $1.8 $2.4 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Provision for Portfolio Loans Q4 2015 EFSC PEER(2) NPA’S/ASSETS = 0.48% 0.74% NPL’S/LOANS = 0.33% 0.71% ALLL/NPL’S = 368% 160% ALLL/LOANS = 1.22% 1.16% (2) Peer data as of 9/30/2015 (source: SNL Financial) In Millions 2015 NCO = 6 bps $139.0 $1.6 $107.0 $59.6 $148.6 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Portfolio Loan Growth In Millions Net Charge-offs (1)

15 OPERATING EXPENSES TRENDS* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $20.2 $19.1 $19.0 $19.3 $20.0 62.8% 60.7% 57.6% 58.6% 56.1% -200.0% -180.0% -160.0% -140.0% -120.0% -100.0% -80.0% -60.0% -40.0% -20.0% 0.0% 20.0% 40.0% 60.0% 80.0% -20 -5 10 25 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Operating Expenses* Core Efficiency Ratio*

16 CONTINUED GROWTH IN CORE EPS  DRIVE NET INTEREST INCOME GROWTH IN DOLLARS WITH FAVORABLE LOAN GROWTH TRENDS  DEFEND NET INTEREST MARGIN  MAINTAIN HIGH QUALITY CREDIT PROFILE ACHIEVE FURTHER IMPROVEMENT IN OPERATING LEVERAGE ENHANCE DEPOSIT LEVELS TO SUPPORT GROWTH FINANCIAL PRIORITIES 48% 12% 5 bps 58 bps NPLs/Loans 7% 12% Q4 2015 Compared to Q4 2014

17 SUSTAIN CORE GROWTH TRENDS CONTINUE INVESTMENT IN BANKING BUSINESS – SOLIDIFY LOAN AND DEPOSIT GENERATION CAPABILITIES ELEVATE FOCUS ON GROWTH IN WEALTH & OTHER FEE BUSINESSES 2016 OBJECTIVES

Appendix

19 USE OF NON-GAAP FINANCIAL MEASURES The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net income margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate from PCI loans and expenses directly related to the PCI loans and other assets formerly covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated. Peer group data consists of banks with total assets from $1-$10 billion with commercial loans greater than 20% and consumer loans less than 20%.

20 EARNINGS PER SHARE $22,387 $0.52 < $0.03> $0.49 EPS Non-Core Acquired Assets Core EPS In Millions * A Non GAAP Measure, Refer to Appendix for Reconciliation REPORTED VS. CORE EPS* Q4 2015

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	For the Quarter ended					For the Year ended	
(in thousands)	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014
CORE PERFORMANCE MEASURES							
Net interest income	$ 32,079	$ 30,006	$ 29,280	$ 29,045	$ 30,816	$ 120,410	$ 117,368
Less: Incremental accretion income	3,412	2,919	3,003	3,458	5,149	12,792	18,930
Core net interest income	28,667	27,087	26,277	25,587	25,667	107,618	98,438
Total noninterest income	6,557	4,729	5,806	3,583	4,852	20,675	16,631
Less: Change in FDIC loss share receivable	(580)	(1,241)	(945)	(2,264)	(1,781)	(5,030)	(9,307)
Less (Plus): Gain (loss) on sale of other real estate from PCI loans	81	31	10	(15)	195	107	445
Less: Gain on sale of investment securities	-	-	-	23	-	23	-
Less: Closing fee	-	-	-	-	-	-	945
Core noninterest income	7,056	5,939	6,741	5,839	6,438	25,575	24,548
Total core revenue	35,723	33,026	33,018	31,426	32,105	133,193	122,986
Provision for portfolio loans	543	599	2,150	1,580	1,968	4,872	4,409
Total noninterest expense	22,886	19,932	19,458	19,950	24,795	82,226	87,463
Less: FDIC clawback	-	298	50	412	141	760	1,201
Less: FDIC loss share termination	2,436					2,436	-
Less: Other loss share expenses	423	287	378	470	544	1,558	2,953
Less: FHLB prepayment penalty	-	-	-	-	2,936	-	2,936
Less: Facilities disposal charge	-	-	-	-	1,004	-	1,004
Core noninterest expense	20,027	19,347	19,030	19,068	20,170	77,472	79,369
Core income before income tax expense	15,153	13,080	11,838	10,778	9,967	50,849	39,208
Core income tax expense	5,073	4,204	4,134	3,647	3,264	17,058	13,165
Core net income	$ 10,080	$ 8,876	$ 7,704	$ 7,131	$ 6,703	$ 33,791	$ 26,043
Core diluted earnings per share	$ 0.49	$ 0.44	$ 0.38	$ 0.35	$ 0.33	$ 1.66	$ 1.29
Core return on average assets	1.13%	1.03%	0.93%	0.88%	0.82%	1.00%	0.82%
Core return on average common equity	11.46%	10.41%	9.34%	8.99%	8.43%	10.08%	8.63%
Core return on average tangible common equity	12.68%	11.56%	10.41%	10.06%	9.47%	11.22%	9.77%
Core efficiency ratio	56.06%	58.58%	57.64%	60.67%	62.83%	58.17%	64.53%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN							
Net interest income (fully tax equivalent)	$ 32,546	$ 30,437	$ 29,691	$ 29,467	$ 31,223	$ 122,141	$ 119,002
Less: Incremental accretion income	3,412	2,919	3,003	3,458	5,149	12,792	18,930
Core net interest income (fully tax equivalent)	$ 29,134	$ 27,518	$ 26,688	$ 26,009	$ 26,074	$ 109,349	$ 100,072
Average earning assets	$ 3,304,827	$ 3,201,181	$ 3,096,294	$ 3,047,815	$ 2,998,467	$ 3,163,339	$ 2,921,978
Reported net interest margin (fully tax equivalent)	3.91%	3.77%	3.85%	3.92%	4.13%	3.86%	4.07%
Core net interest margin (fully tax equivalent)	3.50%	3.41%	3.46%	3.46%	3.45%	3.46%	3.42%

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22 Q & A FOURTH QUARTER EARNINGS RELEASE